AMENDMENT NO. 1 TO SENIOR SECURED TERM LOAN AGREEMENT

AMENDMENT NO. 1 TO SENIOR SECURED TERM LOAN AGREEMENT (this “Agreement”), dated as of October 18, 2017, among Energy Transfer Equity, L.P., a Delaware limited partnership (the “Borrower”), the other Subsidiaries of the Borrower party hereto, each financial institution identified on the signature pages hereto as a Refinancing Lender (each, a “Refinancing Lender”) and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent for the Lenders (the “Agent”), relating to the Senior Secured Term Loan Agreement, dated as of February 2, 2017 (as heretofore amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and the Agent.
RECITALS:
WHEREAS, the Borrower wishes to obtain additional Loans under the Credit Agreement as amended hereby (the “Refinancing Loans”) from the Refinancing Lenders the proceeds of which, together with the proceeds of an issuance of additional Senior Notes or other cash on hand, will be used to repay or refinance all of the Loans outstanding immediately prior to the effectiveness of this Agreement (such existing Loans, collectively, and including for the avoidance of doubt, Loans that are converted, exchanged or rolled into Refinancing Loans pursuant to this Agreement, the “Refinanced Loans”, and such transaction, the “Refinancing Transaction”) and the Refinancing Lenders are willing to provide the Refinancing Loans on and subject to the terms and conditions set forth herein.
WHEREAS, the Refinancing Lenders will comprise, and Refinancing Loans will be made by, (i) in part, Lenders who hold Refinanced Loans and who agree to convert, exchange or “cashless roll” all of their Refinanced Loans to or for Refinancing Loans (each a “Converting Refinancing Lender”); and (ii) in part, Persons providing new Refinancing Loans the proceeds of which will be used by the Borrower to repay holders of Refinanced Loans that will not be so converted, exchanged or rolled.
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower, the Refinancing Lenders and the Agent, desire to (i) amend the Credit Agreement to give effect to the Refinancing Transaction and (ii) make certain other changes to the terms of the Credit Agreement as more particularly set forth in this Agreement.
NOW THEREFORE, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
SECTION 2. Refinancing Loans.
(a)    Subject to and upon the terms and conditions set forth herein, each Refinancing Lender severally agrees to make, on the Amendment No. 1 Effective Date (as defined below), a Refinancing Loan in Dollars to the Borrower (or, in the case of a Converting Refinancing Lender, convert, exchange or roll its Refinanced Loan for a Refinancing Loan in an amount up to the principal amount of its Refinanced Loan) on the Amendment No. 1 Effective Date in an aggregate principal amount equal to the commitment amount set forth next to such Refinancing Lender’s name in Schedule 1, Part A hereto (in the case of any Refinancing Loan making its Refinancing Loan in cash) or Schedule 1, Part B hereto (in the case of any Refinancing Lender converting, exchanging or rolling its Refinanced Loan for a Refinancing Loan), under the caption “Refinancing Commitment” (the “Refinancing Commitment”) on the terms set

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forth in this Agreement. Each Refinancing Commitment will terminate in full upon the making of the related Refinancing Loan (or conversion, exchange or roll of the related Refinanced Loan, as applicable). Refinancing Loans borrowed under this Section 2 and subsequently repaid or prepaid may not be reborrowed. In addition, each Refinancing Lender waives its right to any compensation pursuant to Section 3.05 of the Credit Agreement with respect to the prepayment, exchange, roll or conversion of the Refinanced Loans.
(b)    Substantially simultaneously with the borrowing of Refinancing Loans, the Borrower shall fully prepay any outstanding Refinanced Loans, together with accrued and unpaid interest thereon to the Amendment No. 1 Effective Date; provided that each Converting Refinancing Lender irrevocably agrees to accept, in lieu of cash, on the Amendment No. 1 Effective Date Refinancing Loans in an amount up to the principal amount of its Refinanced Loan to be prepaid in accordance with this Agreement.
SECTION 3. Amendments to Credit Agreement. The following amendments are made to the Credit Agreement on the Amendment No. 1 Effective Date to effect the Refinancing Transaction:
(a)    Section 1.01 of the Credit Agreement is amended to add the following new defined terms in the appropriate alphabetical order:
“Amendment No. 1” means that certain Amendment No. 1 to Senior Secured Term Loan Agreement dated as of October 18, 2017 among the Borrower, the other Obligors party thereto, the Lenders party thereto and the Administrative Agent.
“Amendment No. 1 Effective Date” has the meaning set forth in Amendment No. 1, and occurred on October 18, 2017.
(b)    The following definitions in Section 1.01 of the Credit Agreement are amended and restated in its entirety to read as follows:
“Applicable Rate” means, on any day, with respect to any Eurodollar Loan, 2.00% per annum and with respect to any ABR Loan, 1.00% per annum.
“Commitment” means, as to each Lender, its commitment to make Loans to the Borrower in accordance with the terms of this Agreement as the same may be increased or decreased from time to time pursuant to the terms hereof. The Commitments of each Lender and the aggregate Commitments of all Lenders on the Closing Date are set forth under the heading “Commitment” opposite such Lender’s name on Schedule 1 hereto. The Commitments of each Lender and the aggregate Commitments of all Lenders on the Amendment No. 1 Effective Date are set forth on Schedule 1 to Amendment No. 1.
“Lender” has the meaning given to such term in the introductory paragraph hereto. For the avoidance of doubt, the Refinancing Lenders, as defined in Amendment No. 1, shall constitute “Lenders” for all purposes hereunder.
“Loans” means the loans made by the Lenders to the Borrower (a) pursuant to Section 2.01(a) on the Closing Date, which loans, for the avoidance of doubt, shall cease to be outstanding on the Amendment No. 1 Effective Date, (b) pursuant to Amendment No. 1 on the Amendment No. 1 Effective Date, or (c) in the form of Incremental Loans, as applicable.

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(c)    Section 2.01(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following. “Each Loan made on the Amendment No. 1 Effective Date shall be made by the Lenders in accordance with its Commitment as of such date.”
(d)    Section 2.04 of the Credit Agreement is amended to read in its entirety as follows:
The Borrower shall use the proceeds of all Loans made on the Closing Date (a) to finance the Refinancing, (b) to pay any upfront fees with respect to the Loans, and (c) for working capital, capital expenditures and other lawful corporate purposes (including, at the option of the Borrower, for the payment of the fees and expenses incurred in connection with the Transactions, this Agreement and other transactions incidental thereto). The Borrower shall utilize the proceeds of the Loans made on the Amendment No. 1 Effective Date, together with the proceeds of an issuance of additional Senior Notes and other cash on hand on the Amendment No. 1 Effective Date, to (i) repay all Loans outstanding on the Amendment No. 1 Effective Date immediately prior to the funding of the Loans made on such date and (ii) pay accrued interest, fees, costs and expenses in connection with the foregoing (including any original issue discount or upfront fees).
(e)    Section 2.05(a)(i) of the Credit Agreement is hereby amended by deleting the reference to “Closing Date” in the last sentence thereof and replacing such reference with “Amendment No. 1 Effective Date”.
(f)    Section 10.13(b) of the Credit Agreement is hereby amended by deleting the reference to “Closing Date” in the last sentence thereof and replacing such reference with “Amendment No. 1 Effective Date
SECTION 4. Terms of the Refinancing Loans Generally. On the Amendment No. 1 Effective Date, giving effect to the Refinancing Loans hereunder, (a) each Refinancing Lender shall become a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (b) each Refinancing Loan shall constitute a “Loan” for all purposes of the Credit Agreement and the other Loan Documents. The Refinancing Loans shall be subject to the provisions of the Credit Agreement (as amended hereby) and the other Loan Documents that apply to “Loans” and shall constitute a single class of Loans under the Credit Agreement. The parties hereto hereby consent to the incurrence of the Refinancing Loans on the terms set forth herein. Upon the effectiveness of this Agreement, the incurrence of the Refinancing Loans shall be deemed arranged and consummated in accordance with the terms of the Credit Agreement and the other Loan Documents.
SECTION 5. Conditions to the Amendment No. 1 Effective Date. This Agreement shall become effective as of the first date when each of the following conditions shall have been satisfied (the date of satisfaction of such conditions and the funding of the Refinancing Loans, the “Amendment No. 1 Effective Date”):
(a)    The Agent shall have received each of the following:
(i)    from the Borrower, each other Obligor, each Refinancing Lender, and the Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

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(ii)    from the Borrower, a duly completed and executed Loan Notice with respect to the Refinancing Loans at least one Business Day prior to the Amendment No. 1 Effective Date;
(iii)    to the extent the Agent and the Borrower determine necessary, from the Borrower and the Agent an executed counterpart of a Notice of Additional Secured Obligation and Collateral Agency Joinder dated as of the Amendment No. 1 Effective Date with respect to the Refinancing Loans;
(iv)    a certificate signed by a Responsible Officer of the Borrower certifying that the conditions set forth in Section 5(c) and 5(d) shall be true and correct;
(v)    to the extent the Agent and the Borrower determine necessary, customary withdrawal letters in respect of the Collateral Agency Agreement in connection with the repayment of indebtedness described in Section 5(e) below.
(b)    All fees due in connection with this Agreement shall have been paid, and all reasonable and documented out-of-pocket expenses to be paid or reimbursed to the Arranger on the Amendment No. 1 Effective Date that have been invoiced at least three Business Days prior to the Amendment No. 1 Effective Date shall have been paid.
(c)    The representations and warranties set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date, except that (i) to the extent that such representations or warranties expressly relate to an earlier date, they shall be true and correct in all material respects as of such earlier date, and (ii) the representations and warranties contained in Section 5.06(a) shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.02.
(d)    No Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after the incurrence of the Refinancing Loans.
(e)    Prior to or substantially simultaneously with the Borrowing of the Refinancing Loans, subject in all respects to Section 2(b) above, the Borrower shall fully prepay any outstanding Refinanced Loans, together with accrued and unpaid interest thereon to the Amendment No. 1 Effective Date.
(f)    The Refinancing Lenders shall have received at least three (3) Business Days prior to the Amendment No. 1 Effective Date, to the extent requested at least five (5) days prior to the Amendment No. 1 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.
SECTION 6. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.
SECTION 7. Confirmation of Loan Documents. By signing this Agreement, each of the Restricted Persons hereby confirms and ratifies (i) all of its obligations under the Loan Documents to which it is a party as modified or supplemented hereby (including with respect to the Refinancing Loans contemplated by this Agreement), (ii) notwithstanding the effectiveness of the terms hereof, each of the Collateral Documents and the other Loan Documents to which it is a party in all respects and such Loan Documents are, and shall continue to be, in full force and

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effect and (iii) upon the effectiveness of this Agreement, each Refinancing Lender shall be a “Secured Party” and a “Lender” (including without limitation for purposes of the definition of “Majority Lenders” contained in Section 1.01 of the Credit Agreement) for all purposes of the Credit Agreement and the other Loan Documents. Each Obligor ratifies and confirms that all Liens granted, conveyed, or assigned to the Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as modified hereby.
SECTION 8. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Obligor to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
SECTION 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 10.     Confidentiality. The parties hereto agree that all information received from the Borrower or any Subsidiary in connection with this Agreement shall be deemed to constitute Information, for purposes of Section 10.07 of the Credit Agreement (as amended hereby), regardless of whether such information was clearly identified at the time of delivery as confidential.
SECTION 11. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular article, section or provision of this Agreement.
SECTION 12. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Agreement.
SECTION 13. Miscellaneous. On and after the Amendment No. 1 Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein. On and after the Amendment No. 1 Effective Date, each reference to the “Credit Agreement” in any Loan Document shall be deemed to be a reference to the Credit Agreement, as amended by this Agreement. On and after the Amendment No. 1 Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Agreement. To the extent required by the Credit Agreement, each of the Borrower and the Agent hereby consent

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to each Refinancing Lender that is not a Lender as of the date hereof becoming a Lender under the Credit Agreement on the Amendment No. 1 Effective Date.
SECTION 14.     Final Agreement of the Parties. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

ENERGY TRANSFER EQUITY, L.P.

By:    LE GP, LLC, its general partner
By:    /s/ John W. McReynolds
Name:    John W. McReynolds
Title:    President

[Signature Page – Amendment No. 1 to Senior Secured Term Loan Credit Agreement (ETE)]

The following Persons are signatories to this Agreement in their capacity as Obligors:
ENERGY TRANSFER EQUITY, L.P.,
By: LE GP, LLC, its general partner
By:  /s/ John W. McReynolds
Name: John W. McReynolds
Title: President

ETE COMMON HOLDINGS, LLC,
By: Energy Transfer Equity, L.P., its sole member
By: LE GP, LLC, its general partner

ETE SERVICES COMPANY, LLC,
By: Energy Transfer Equity, L.P., its sole member
By: LE GP, LLC, its general partner
By:  /s/ John W. McReynolds
Name: John W. McReynolds
Title: President

ENERGY TRANSFER PARTNERS, L.L.C.

By:    /s/ Thomas E. Long___________________________
Name: Thomas E. Long
Title: Chief Financial Officer

[Signature Page – Amendment No. 1 to Senior Secured Term Loan Credit Agreement (ETE)]
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MORGAN STANLEY SENIOR FUNDING, INC., as a Refinancing Lender
By:	/s/ Cody Gunsch
Name: Cody Gunsch Title: Authorized Signatory

[Signature Page – Amendment No. 1 to Senior Secured Term Loan Credit Agreement (ETE)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent
By:	/s/ Nupur Kumar
Name: Nupur Kumar Title: Authorized Signatory

By:	/s/ Christopher Zybrick
Name: Christopher Zybrick Title: Authorized Signatory

[Signature Page – Amendment No. 1 to Senior Secured Term Loan Credit Agreement (ETE)]

Remaining Signature Pages
[To be held on file with the Agent]

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SCHEDULE 1
Refinancing Commitments

Part A

Name of Refinancing Lender	Refinancing Commitment
Morgan Stanley Senior Funding, Inc.	$214,028,584.53
TOTAL: $214,028,584.53

Part B

[To be held on file with the Agent]

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